SABA CAPITAL INCOME & OPPORTUNITIES FUND	FOR IMMEDIATE RELEASE

405 Lexington Avenue, 58th Floor	October 29, 2025
New York, New York 10174	Contact: 844-460-9411

Saba Capital Income & Opportunities Fund (BRW) Announces Preliminary Results of Rights Offering

New York, New York – Saba Capital Income & Opportunities Fund (NYSE: BRW) (the “Fund”), a registered closed-end management investment company listed on the New York Stock Exchange, today announced the preliminary results of its successful transferable rights offer (the “Offer”) which expired on October 28, 2025 (the “Expiration Date”).

The subscription price for the Fund’s common shares of beneficial interest, without par value (the “Common Shares”), to be issued was $7.26 per Common Share, which was equal to 87.5% of the Fund’s net asset value per Common Share at the close of trading on the New York Stock Exchange on the Expiration Date. Gross proceeds received by the Fund, before any expenses of the Offer, are expected to total approximately $78.7 million.

The information in this press release is not complete and is subject to change. This document is not an offer to sell any securities and is not soliciting an offer to buy any securities in any jurisdiction where the offer or sale is not permitted. This document is not an offering, which can only be made by a prospectus. Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The Fund’s prospectus supplement and accompanying prospectus contains additional information about the Fund and additional information about the Offer.

About Saba Capital Income & Opportunities Fund. Saba Capital Income & Opportunities Fund is a publicly-traded registered closed-end management investment company. The Fund’s common shares trade on the New York Stock Exchange under the ticker symbol “BRW.” The Fund is managed by Saba Capital Management, L.P.

Forward-Looking Statements. This press release contains forward-looking statements subject to the inherent uncertainties in predicting future results and conditions. Any statements that are not statements of historical fact (including but not limited to statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered to be forward-looking statements. These statements are not guarantees of future performance, conditions or results and involve a number of risks and uncertainties. Certain factors could cause actual results and conditions to differ materially from those projected in these forward-looking statements. These factors, including but not limited to the “Risks” noted in the Fund’s prospectus as well as the uncertainty as to whether the Fund will realize anticipated benefits from the Offer, are identified from time to time in the Fund’s filings with the Securities and Exchange Commission as well as the materials on the Fund’s website. Forward-looking statements speak only as of the date they are made, and the Fund assumes no duty to and does not undertake to update forward-looking statements. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance.

For further information on Saba Capital Income & Opportunities Fund, please visit our website at: www.sabacef.com.